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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Time Warner Entertainment Company, L.P. (the "Company") American Television and Communications Corporation ("ATC") and Warner Communications Inc. ("WCI") hereby constitutes and appoints CHRISTOPHER P. BOGART, RICHARD J. BRESSLER, PETER R. HAJE, JOHN A. LABARCA, GERALD M. LEVIN, THOMAS W. MCENERNEY AND RICHARD D. PARSONS and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 or any other appropriate form and any and all amendments to any such Registration Statement (including post-effective amendments), to be filed with the Securities and Exchange Commission in connection with the "shelf" registration pursuant to Rule 415 under the provisions of the Securities Act of 1933, as amended, of up to $2.0 billion aggregate initial offering price of debt securities issued by the Company and guaranteed by ATC and WCI, with power where appropriate to affix thereto the seal of the Company, ATC and WCI and to attest said seal, and to file any such Registration Statement, including a form of prospectus, and any and all amendments and post-effective amendments to any such Registration Statement, and any subsequent registration statement filed by the Company, ATC and WCI pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his name as of the 22nd day of December, 1998.

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
                SIGNATURE                                    TITLE
------------------------------------------  ---------------------------------------
           /s/ GERALD M. LEVIN              Chairman of the Board and Chief
------------------------------------------  Executive Officer of the Company, WCI
             Gerald M. Levin                and ATC (Principal Executive Officer)
                                            and Director of WCI and ATC

         /s/ RICHARD J. BRESSLER            Executive Vice President and
------------------------------------------  Chief Financial Officer of
           Richard J. Bressler              the Company and Director and
                                            Senior Vice President and
                                            Chief Financial Officer of WCI
                                            and ATC (Principal Financial
                                            Officer)

           /s/ JOHN A. LABARCA              Senior Vice President and
------------------------------------------  Controller of the Company
             John A. LaBarca                and Vice President and
                                            Controller of WCI and ATC
                                            (Principal Accounting Officer)

            /s/ PETER R. HAJE               Director of WCI and ATC
------------------------------------------
              Peter R. Haje

          /s/ RICHARD D. PARSONS            Director of WCI and ATC
------------------------------------------
            Richard D. Parsons
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